Exhibit 24.1

POWER OF ATTORNEY

(Re: Shelf Registration Statement on Form S-3)

Each director and officer of Expedia, Inc. (the “Corporation”) whose signature appears below, hereby names, constitutes and appoints Dara Khosrowshahi and Robert J. Dzielak, and each of them, as his or her attorney-in-fact, to sign, in his or her name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation’s Registration Statement on Form S-3 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, debt securities of the Corporation, and likewise to sign and file any and all amendments, including post-effective amendments, to the Registration Statement, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact, proxy and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact, proxy and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney, in counterparts if necessary, effective as of August 8, 2014.

Signature	Title

/s/ Dara Khosrowshahi	Chief Executive Officer, President and Director
Dara Khosrowshahi	(Principal Executive Officer)

/s/ Mark D. Okerstrom	Chief Financial Officer (Principal Financial Officer)
Mark D. Okerstrom

/s/ Lance A. Soliday	Chief Accounting Officer and Controller (Principal Accounting Officer)
Lance A. Soliday

/s/ Barry Diller	Director (Chairman of the Board)
Barry Diller

/s/ Victor A. Kaufman	Director (Vice Chairman)
Victor A. Kaufman

/s/ A. George Battle	Director
A. George Battle

/s/ Jonathan L. Dolgen	Director
Jonathan L. Dolgen

/s/ John C. Malone	Director
John C. Malone

/s/ Craig A. Jacobson	Director
Craig A. Jacobson

/s/ Peter M. Kern	Director
Peter M. Kern

/s/ Pamela L. Coe	Director
Pamela L. Coe

/s/ José A. Tazón	Director
José A. Tazón